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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: MARCH 11, 1999

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                            OAK HILL FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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      Ohio                           0-26876                    31-1010517
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(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                              14621 State Route 93
                               Jackson, Ohio 44640
                                 (614) 286-3283
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On March 11, 1999, Oak Hill Financial, Inc., a corporation chartered under the laws of Ohio ("Oak Hill Financial"), and Towne Financial Corp., a corporation chartered under the laws of Ohio ("Towne"), entered into an Agreement and Plan of Merger, dated as of March 11, 1999 (the "Merger Agreement"), whereby Towne will be merged with and into Oak Hill Financial (the "Merger").


         Oak Hill Financial will exchange 4.125 shares of its common stock for each share of Towne stock. Towne has 222,100 shares of common stock outstanding. The exchange ratio is subject to change if the value of Oak Hill Financial's stock is above $21.71 per share prior to closing. Towne will have the right to terminate the Merger Agreement if the average price of Oak Hill Financial's common stock falls below $16.05 per share, unless Oak Hill Financial increases the exchange ratio to compensate for the difference between the price of Oak Hill Financial stock at closing and $16.05. Based on the average of Oak Hill Financial's closing bid and ask price of $19.22 on March 10, 1999, the transaction is valued at $17.6 million.


         The Merger will be accounted for as a pooling of interest, and is subject to shareholder approval, regulatory approval, and other customary conditions to closing.

         The Merger Agreement, the Supplemental Agreement executed in connection with the Merger Agreement, and Oak Hill Financial's press release issued March 11, 1999, regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Merger Agreement and the Supplemental Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


             Exhibit No.                        Description

                2(a) Agreement and Plan of Merger, dated as of March 11, 1999, between Oak Hill Financial, Inc. and Towne Financial Corp.

                2(b) Supplemental Agreement, dated as of March 11, 1999, between Oak Hill Financial, Inc. and Towne Financial Corp.*

                 99 Press release of Oak Hill Financial, Inc., issued March 11, 1999, regarding the Merger.*

         * Previously filed.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OAK HILL FINANCIAL, INC.

Date:  March 18, 1999                 By: /s/ H. Tim Bichsel
                                          --------------------------
                                          H. Tim Bichsel, Secretary


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                                  EXHIBIT INDEX


             Exhibit No.                        Description

                2(a) Agreement and Plan of Merger, dated as of March 11, 1999, between Oak Hill Financial, Inc. and Towne Financial Corp.

                2(b) Supplemental Agreement, dated as of March 11, 1999, between Oak Hill Financial, Inc. and Towne Financial Corp.*

                 99 Press release of Oak Hill Financial, Inc., issued March 11, 1999, regarding the Merger.*

           * Previously filed.


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